UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07209

T. Rowe PriceValue Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Value Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Finally! After six consecutive quarters of negative returns—the longest such streak since 1970—equity markets rebounded sharply in the second quarter of 2009, propelling the S&P 500 Index to a 3.16% gain for the first half of the year. Market action has been volatile and turbulent. From the start of the year through March 9, the S&P 500 fell 24.63% as fears about the worsening global economy sent the index to price levels last seen almost 13 years ago. From those lows, equity markets moved sharply higher and were up 36.88% amid signs that the economy might be in the process of bottoming and that financial markets were beginning to stabilize.

“While we are disappointed with our investment results of the past year,” we wrote in our 2008 annual letter, “we feel that your fund is well positioned for the future.” Indeed, after a difficult end to 2008, your fund performed exceptionally well in the first half of 2009, posting a return of 9.83%, which compares favorably with both the 3.16% return for the S&P 500 and the 3.21% return for the Lipper Multi-Cap Value Funds Index. As we have written to you previously, we believe that the Lipper value index is the most appropriate benchmark for our fund even though Lipper classifies it as multi-cap core.

Since your fund’s inception in 1994, it has outpaced both the market and the Lipper Multi-Cap Value Funds Index by posting an annualized gain of 8.84% as compared with the S&P 500’s gain of 6.70% and the Lipper value benchmark’s gain of 6.31%. (Annualized returns for the fund were -25.77%, -1.38%, and 1.31% for 1-, 5-, and 10-year periods ended June 30, 2009, respectively. Returns for Advisor Class shares will vary due to their different fee structure. Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-225-5132 or go to troweprice.com. The fund’s expense ratio was 0.90% as of its fiscal year ended December 31, 2008.)

PORTFOLIO REVIEW

As the market rallied, your fund saw rebounds in some of the companies that were significant detractors in 2008. This was particularly true of Sprint Nextel, which is benefiting as the exclusive carrier for the Palm Pre, widely viewed as the first viable competitor to the iPhone. The wireless telecommunication services company is seeing trends stabilize and is benefiting from its cost-cutting initiatives. Holdings in the information technology sector also rebounded, helping make the sector a leading contributor to results. Shares of our second-largest holding, Microsoft, climbed in part due to a generally positive reception to its new search engine Bing, as well as anticipation regarding the pending release of Windows 7. Semiconductor company Texas Instruments also contributed as the market bid up shares of companies with sensitivity to an improving economy. The market’s anticipation of a cyclical recovery also helped holdings in the consumer discretionary sector, particularly media companies Discovery Communications and Liberty Entertainment, as well as discount retailer TJX. Overall, the financials sector helped fund results. Bank of America; Goldman Sachs; American Express; and Aflac, a new holding, were among your fund’s leading contributors. These companies are all industry leaders, and we were able to add to our positions during the first quarter of this year at very attractive prices. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

Industrials and business services was the only sector that detracted overall from performance. Within the sector, General Electric, Southwest Airlines, and Waste Management all weighed on results because their second-quarter rallies were not sufficient to overcome price declines experienced in the first quarter. Rising oil prices, a headwind for Southwest Airlines and Waste Management, also impacted the margins of refiner Sunoco. Finally, MGM Mirage struggled with liquidity issues as it worked to finish its Center City project in Las Vegas, and H&R Block’s business declined as the recessionary environment caused many consumers to find cheaper tax preparation alternatives.

PORTFOLIO STRATEGY AND CHANGES

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. Our focus is to invest in companies with both attractive relative valuations and favorable long-term fundamental characteristics. We view ourselves as investors, not speculators, and we have a longer-term time horizon when we make our investment decisions. Indeed, our portfolio turnover has been consistently lower than the average of our peers.

In making our investments, we focus a great deal on understanding both the return potential and risk associated with a given investment. Our investment approach is predicated on identifying companies where we believe that the investment’s implicit upside is significantly greater than its inherent risk. While we will not always be right, if we can truly identify companies with an asymmetry between return and risk of investment, then we should be able to outperform the market and our peer universe over time.

While we can make an objective assessment of the inherent risk of an investment in any company, it is very difficult to predict extreme changes in market sentiment. Over the past year, the market has been gripped by the fear that a significant economic contraction could adversely affect the fortunes for many of the companies in which we invest. Often, excessive fear creates investment opportunity. More recently, however, it seems that excessive fear has simply created more investor anxiety. In this type of environment, perception matters more than reality in the short term, as many market participants tend to indiscriminately sell off good and bad companies alike. In the longer term, however, perception matters far less than a company’s actual fundamentals. When there is an excess of emotion in the market, we see significant opportunity. We believe that the current environment is well suited to our investment style, which is focused on buying out-of-favor companies with attractive long-term prospects and considerable valuation appeal.

Over the course of the first half of 2009, we added to our investments in Spectra Energy, Weyerhaeuser, and Southwest. Each of these companies will benefit from an improving U.S. economy and trades at a valuation that is attractive when we compare its stock price against our estimate of what it can earn in a more normalized economic environment. Each is a market leader and has an asset base that is very difficult to replicate. Weyerhaeuser is one of the largest timberland owners in the United States, and even when we significantly discount the value of this land compared with current market levels, we arrive at a valuation for the company that is significantly higher than is currently reflected in its share price. In the case of Southwest, we are drawn to its low-cost position in the industry, its route network, and the fact that it is the only airline that has an investment-grade credit rating and is in decent financial health. Clearly, an improving U.S. economy will benefit Southwest, but a renewed economic decline—while bad for the company—will hurt Southwest’s competitors more and actually improve Southwest’s competitive position. As a result we believe that the fear of a downturn is actually worse than the reality of a downturn for Southwest.

In the first half of 2009, we also opportunistically added to several financial companies that raised capital in order to bolster their balance sheet and pay back money from the federal government’s Troubled Asset Relief program. Investments in Bank of America, Morgan Stanley, American Express, and Lazard all aided performance and increased our exposure to the financials sector. The risk profile for each of these companies has lessened considerably, and all are still very attractively valued when compared with historical norms.

More generally, we have endeavored over the course of the last year to let valuation be our investment compass. Last year, this approach led us to buy stocks with significant consumer exposure; earlier this year, it guided us to financial companies; and recently, it has pointed us to consumer staples companies such as Philip Morris International and Kimberly-Clark. This approach can lead to short-term performance dislocations like those we experienced in the second half of 2008, but in the long run, this approach has proven to be a very effective investment strategy.

OUTLOOK

Finally? The real question for the market is whether the market recovery that we’ve seen since mid-March is a portent of an improving economy or simply a near-term bounce off the bottom. Our perspective is that the market typically begins to rally six to nine months before an improvement in the actual economy, and we see reasons to be relatively sanguine about the latter’s prospects. Downward pressure on the economy is diminishing, and there is a reasonable likelihood that economic growth can resume by the end of this year. Given current equity price levels, however, this improvement will be vital in order to maintain the market’s ascent. Should the economic recovery fail to materialize, it is highly likely that the market will move lower, leaving the runup over the past four months as simply a short-term trading rally.

With uncertainty about the future direction of the economy, we believe that equity returns will be generated more by superior stock selection rather than by a broad, thematic approach to investing. We also believe that this environment should be positive for your fund’s performance given T. Rowe Price’s organizational focus on in-house proprietary research and our bottom-up style of investing. Our focus will continue to be selecting stocks with valuation appeal, sound fundamentals, and reasonable balance sheet integrity. As always, we will focus our efforts on making sound investment decisions in our ongoing attempt to enhance shareholder value.

Respectfully submitted,

John D. Linehan
President of the fund and chairman of its Investment Advisory Committee

July 21, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 15.15	$ 25.87	$ 27.05	$ 23.38	$ 22.90	$ 20.01
Investment activities						
Net investment income	0.17[1]	0.35[1]	0.48	0.32	0.26	0.19
Net realized and unrealized gain (loss)	1.32	(10.65)	(0.29)	4.30	1.19	2.88
Total from investment activities	1.49	(10.30)	0.19	4.62	1.45	3.07
Distributions						
Net investment income	–	(0.26)	(0.45)	(0.27)	(0.25)	(0.18)
Net realized gain	–	(0.16)	(0.92)	(0.68)	(0.72)	–
Total distributions	–	(0.42)	(1.37)	(0.95)	(0.97)	(0.18)
NET ASSET VALUE						
End of period	**$ 16.64**	**$ 15.15**	**$ 25.87**	**$ 27.05**	**$ 23.38**	**$ 22.90**

Ratios/Supplemental Data

Total return[2]	**9.83%[1]**	**(39.76)%[1]**	**0.75%**	**19.75%**	**6.30%**	**15.36%**
Ratio of total expenses to average net assets	0.92%[1][3]	0.89%[1]	0.85%	0.87%	0.90%	0.93%
Ratio of net investment income to average net assets	2.29%[1][3]	1.60%[1]	1.69%	1.27%	1.14%	1.10%[4]
Portfolio turnover rate	6.3%	19.9%	18.8%	9.6%	19.4%	17.0%
Net assets, end of period (in millions)	$ 6,610	$ 5,094	$ 6,611	$ 5,293	$ 3,293	$ 2,429

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses permanently waived of 0.01% of average net assets for the period ended 6/30/09 and 0.00% for the year ended 12/31/08, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

(4) Includes the effect of a one-time special dividend (0.18% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 15.05	$ 25.69	$ 26.87	$ 23.24	$ 22.80	$ 19.93
Investment activities						
Net investment income	0.16[1]	0.31[1]	0.43	0.29	0.23	0.21
Net realized and unrealized gain (loss)	1.32	(10.56)	(0.29)	4.27	1.18	2.82
Total from investment activities	1.48	(10.25)	0.14	4.56	1.41	3.03
Distributions						
Net investment income	–	(0.23)	(0.40)	(0.25)	(0.25)	(0.16)
Net realized gain	–	(0.16)	(0.92)	(0.68)	(0.72)	–
Total distributions	–	(0.39)	(1.32)	(0.93)	(0.97)	(0.16)
NET ASSET VALUE						
End of period	**$ 16.53**	**$ 15.05**	**$ 25.69**	**$ 26.87**	**$ 23.24**	**$ 22.80**

Ratios/Supplemental Data

Total return[2]	**9.83%[1]**	**(39.85)%[1]**	**0.57%**	**19.61%**	**6.15%**	**15.22%**
Ratio of total expenses to average net assets	1.02%[1][3]	1.02%[1]	1.02%	1.02%	1.02%	1.05%
Ratio of net investment income to average net assets	2.22%[1][3]	1.45%[1]	1.53%	1.13%	1.02%	0.96%[4]
Portfolio turnover rate	6.3%	19.9%	18.8%	9.6%	19.4%	17.0%
Net assets, end of period (in millions)	$ 732	$ 887	$ 1,322	$ 1,134	$ 294	$

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses permanently waived of 0.01% of average net assets for the period ended 6/30/09 and 0.00% for the year ended 12/31/08, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

(4) Includes the effect of a one-time special dividend (0.16% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 94.0%		
CONSUMER DISCRETIONARY 16.3%		
Automobiles 0.9%		
BMW (EUR)	755,000	28,514
Harley-Davidson	2,380,000	38,580
		67,094
Diversified Consumer Services 0.8%		
H&R Block	3,505,000	60,391
		60,391
Hotels, Restaurants & Leisure 1.1%		
International Game Technology	3,320,000	52,788
MGM Mirage (1)	4,875,000	31,151
		83,939
Household Durables 2.1%		
Fortune Brands	2,010,000	69,827
Newell Rubbermaid	4,620,000	48,094
Sony, ADR	1,325,000	34,265
		152,186
Media 6.7%		
Cablevision, Class A	5,120,000	99,379
Discovery Communications, Class A (1)	1,424,100	32,113
Discovery Communications, Class C (1)	3,576,301	73,421
DISH Network, Class A (1)	3,350,000	54,304
Liberty Entertainment, Class A (1)	1,220,000	32,635
Liberty Media Capital, Class A (1)	2,575,000	34,917
New York Times, Class A	1,680,000	9,257
Time Warner	3,550,000	89,425
Time Warner Cable	2,140,000	67,774
		493,225

Multiline Retail 1.1%		
Kohl's (1)	1,920,000	82,080
		82,080
Specialty Retail 3.6%		
Bed Bath & Beyond (1)	3,210,000	98,707
Home Depot	4,425,000	104,563
TJX	1,865,000	58,673
		261,943
Total Consumer Discretionary		1,200,858
CONSUMER STAPLES 6.0%		
Beverages 0.6%		
Coca-Cola	855,000	41,031
Coca-Cola Enterprises	210,000	3,497
		44,528
Food & Staples Retailing 0.9%		
Wal-Mart	1,400,000	67,816
		67,816
Food Products 1.3%		
Hershey Foods	400,000	14,400
Kraft Foods, Class A	885,000	22,426
Sara Lee	5,710,000	55,729
		92,555
Household Products 0.9%		
Kimberly-Clark	1,275,000	66,848
		66,848
Personal Products 1.0%		
Avon	2,625,000	67,672

FINANCIALS 17.7%

Capital Markets 4.3%		
Ameriprise Financial	2,635,000	63,951
Goldman Sachs	385,000	56,764
Lazard	3,340,000	89,913
Morgan Stanley	1,347,200	38,409
State Street	1,450,000	68,440
		317,477
Commercial Banks 3.3%		
Fifth Third Bancorp	865,000	6,142
First Horizon National	6,445,000	77,340
KeyCorp	9,680,000	50,723
PNC Financial Services	360,000	13,972
SunTrust	1,677,500	27,595
U.S. Bancorp	2,175,000	38,976
Wells Fargo	1,109,000	26,904
		241,652
Consumer Finance 1.8%		
American Express	3,465,000	80,527
Capital One Financial	391,200	8,559
SLM Corporation (1)	4,280,700	43,963
		133,049
Diversified Financial Services 3.7%		
Bank of America	12,825,000	169,290
JPMorgan Chase	3,075,000	104,888
		274,178
Insurance 3.2%		
AFLAC	1,380,000	42,904
Aon	1,140,000	43,172
Berkshire Hathaway, Class A (1)	430	38,700

Road & Rail 0.8%		
Union Pacific	1,120,000	58,307
		58,307
Total Industrials & Business Services		695,122
INFORMATION TECHNOLOGY 10.7%		
Communications Equipment 1.0%		
Alcatel-Lucent (EUR)(1)	3,265,000	8,227
Alcatel-Lucent, ADR (1)	11,850,000	29,388
Juniper Networks (1)	953,600	22,505
Nokia, ADR	945,000	13,778
		73,898
Computers & Peripherals 2.2%		
Dell (1)	5,925,000	81,350
IBM	775,000	80,926
		162,276
Electronic Equipment, Instruments & Components 1.0%		
Tyco Electronics	4,155,000	77,241
		77,241
Internet Software & Services 0.2%		
Yahoo! (1)	950,000	14,877
		14,877
IT Services 1.3%		
Western Union	5,830,000	95,612
		95,612
Semiconductor & Semiconductor Equipment 2.7%		
Analog Devices	2,585,000	64,057
Intel	1,746,600	28,906

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $8,738,061)	$ 7,286,162
Receivable for shares sold	71,428
Dividends and interest receivable	11,740
Receivable for investment securities sold	7,991
Cash	13
Other assets	103
Total assets	7,377,437
Liabilities	
Payable for investment securities purchased	27,228
Investment management fees payable	3,888
Payable for shares redeemed	2,343
Due to affiliates	1,041
Other liabilities	1,222
Total liabilities	35,722
NET ASSETS	$ 7,341,715
Net Assets Consist of:	
Undistributed net investment income	$ 88,162
Accumulated undistributed net realized loss	(997,504)
Net unrealized loss	(1,451,919)
Paid-in capital applicable to 441,500,778 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	9,702,976
NET ASSETS	$ 7,341,715
NET ASSET VALUE PER SHARE	
Investor Class ($6,609,707,968 / 397,203,945 shares outstanding)	$ 16.64
Advisor Class ($732,007,332 / 44,296,833 shares outstanding)	$ 16.53

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 70,807	$ 114,935
Net realized loss	(455,214)	(472,308)
Change in net unrealized gain (loss)	1,074,263	(3,156,277)
Increase (decrease) in net assets from operations	689,856	(3,513,650)
Distributions to shareholders		
Net investment income		
Investor Class	–	(83,558)
Advisor Class	–	(12,831)
Net realized gain		
Investor Class	–	(50,631)
Advisor Class	–	(8,781)
Decrease in net assets from distributions	–	(155,801)
Capital share transactions*		
Shares sold		
Investor Class	1,075,039	2,298,538
Advisor Class	225,740	888,668
Distributions reinvested		
Investor Class	–	132,987
Advisor Class	–	21,266
Shares redeemed		
Investor Class	(206,311)	(845,848)
Advisor Class	(423,548)	(778,595)
Increase in net assets from capital share transactions	670,920	1,717,016
Net Assets		
Increase (decrease) during period	1,360,776	(1,952,435)
Beginning of period	5,980,939	7,933,374
End of period	**$ 7,341,715**	**$ 5,980,939**
Undistributed net investment income	88,162	17,355

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has two classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1994, and Value Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $40,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2009, the fund invested in derivative instruments. As defined by Statement of Financial Accounting Standards No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. The fund’s period-end derivatives, as presented in the Portfolio of Investments or the tables following, generally are indicative of the volume of its derivative activity during the period.

The fund values its derivatives at fair value, as described below in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting as prescribed by FAS 133, even for derivatives employed as economic hedges.

As of June 30, 2009, the fund held equity derivatives with cumulative unrealized loss of $21,000 on futures contracts; the value reflected in Other Liabilities on the accompanying Statement of Assets and Liabilities is the unsettled variation margin payable of $22,000.

Additionally, during the six months ended June 30, 2009, the fund recognized $7,950,000 of realized loss on Futures and a $222,000 change in unrealized gain(loss) on Futures related to its investments in equity derivatives; such amounts are included in the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker in its sole discretion may change margin requirements applicable to the fund.

Future Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day (variation margin) to settle daily fluctuations in the value of the contract, which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contracts are closed. For a futures contract, the value included in net assets is the amount of unsettled variation margin; variation margin receivable is included in Other Assets and variation margin payable is included in Other Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2009, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,124,379,000 and $380,129,000, respectively, for the six months ended June 30, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $98,682,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $410,707,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

At June 30, 2009, the cost of investments for federal income tax purposes was $8,738,061,000. Net unrealized loss aggregated $1,451,919,000 at period-end, of which $452,786,000 related to appreciated investments and $1,904,705,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $57,000 for Price Associates, $434,000 for T. Rowe Price Services, Inc., and $504,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2009, the fund was charged $193,000 for shareholder servicing costs related to the college savings plans, of which $163,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2009, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2009, the fund was allocated $332,000 of Spectrum Funds’ expenses and $5,224,000 of Retirement Funds’ expenses. Of these amounts, $4,004,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2009, approximately 6% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 73% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended June 30, 2009, are as follows:

As of June 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,424,654 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (for both classes) was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds and that the expense ratio for the Advisor Class was at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009